     As filed with the Securities and Exchange Commission on January 22, 1999.

                                                             File No. 33-59069

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                                      [ ]
     Post-Effective Amendment No.  5                                  [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  7                                                 [X]


                         ICMG SECULAR TRUST SEPARATE ACCOUNT
                              (Exact Name of Registrant)

                           HARTFORD LIFE INSURANCE COMPANY
                                 (Name of Depositor)

                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                      (Address of Depositor's Principal Offices)


                                    (860) 843-6733
                 (Depositor's Telephone Number, Including Area Code)


                                  MARIANNE O'DOHERTY
                                    HARTFORD LIFE
                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                       (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

      _____  immediately upon filing pursuant to paragraph (b) of Rule 485
      _____  on _____________ 1999, pursuant to paragraph (b) of Rule 485
      _____  60 days after filing pursuant to paragraph (a)(1) of Rule 485
      __X__  on  May 1, 1999, pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box:

      _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Group Flexible Premium Deferred Variable Annuity Contracts

                               CROSS REFERENCE SHEET
                              PURSUANT TO RULE 495(a)

N-4 Item No.                                      Location in Registration Statement
------------                                      -----------------------------------
1.   Cover Page                                   Cover Page

2.   Definitions                                  Glossary of Special Terms

3.   Synopsis or Highlights                       Summary

4.   Condensed Financial Information              Financial Information;
                                                  Performance Related
                                                  Information

5.   General Description of Registrant,           The Company; The Separate
     Depositor, and Portfolio Companies           Account; The Funds; The
                                                  Portfolios; The Certificate;
                                                  General Matters

6.   Deductions                                   Charges Under the Certificate

7.   General Description of Variable              The Separate Account; The
     Annuity Contracts                            Certificate; Operation of the
                                                  Certificate; General Matters

8.   Annuity Period                               Annuity Benefits

9.   Death Benefit                                Death Benefit

10.  Purchases and Contract Value                 Operation of the Certificate

11.  Redemptions                                  Operation of the Certificate

12.  Taxes                                        Federal Tax Considerations

13.  Legal Proceedings                            Legal Proceedings

14.  Table of Contents of the Statement           Table of Contents of the
     of Additional Information                    Statement of Additional
                                                  Information

15.  Cover Page                                   Cover Page

N-4 Item No.                                      Location in Registration Statement
------------                                      -----------------------------------
16.  Table of Contents                            Table of Contents

17.  General Information and History              Introduction; Description of
                                                  Hartford Life Insurance
                                                  Company

18.  Services                                     Safekeeping of Assets

19.  Purchase of Securities Being Offered         Distribution of the Group
                                                  Annuity

20.  Underwriters                                 Distribution of the Group
                                                  Annuity

21.  Calculation of Performance Data              Calculation of Yield and Return

22.  Annuity Payments                             Annuity Payout Period

23.  Financial Statements                         Financial Statements

24.  Financial Statements and Exhibits            Financial Statements and Exhibits

25.  Directors and Officers of the Depositor      Directors and Officers of the
                                                  Depositor

26.  Persons Controlled by or Under               Persons Controlled by or Under
     Common Control with the Depositor            Common Control with the Depositor
     or Registrant                                or Registrant

27.  Number of Contract Owners                    Number of Contract Owners

28.  Indemnification                              Indemnification

29.  Principal Underwriters                       Principal Underwriters

30.  Location of Accounts and Records             Location of Accounts and Records

31.  Management Services                          Management Services

32.  Undertakings                                 Undertakings

                                     PART A

                                 OMNIFLEX-TM-
                      ICMG SECULAR TRUST SEPARATE ACCOUNT
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                       HARTFORD, CONNECTICUT 06104-2999
[LOGO]                     TELEPHONE: 1-800-861-1408

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


This Prospectus describes OmniFlex-TM-, a group flexible premium deferred variable annuity contract (the "Group Annuity") with individually allocated certificates (the "Certificates," and each individually the "Certificate") issued by Hartford Life Insurance Company ("Hartford"). The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans. Premium Payments for each Certificate will be allocated to the subaccounts (the "Divisions") of ICMG Secular Trust Separate Account (the "Separate Account").



There are currently twenty-four Divisions available under the Certificate. The current Divisions and underlying Portfolios of the Funds are:



INVESTMENT DIVISION                                               UNDERLYING PORTFOLIO
----------------------------------------      ------------------------------------------------------------
Hartford Capital Appreciation Division    --  shares of Class IA of the Hartford Capital Appreciation HLS
                                              Fund, Inc. ("Hartford Capital Appreciation Fund")
Hartford Bond Division                    --  shares of Class IA of the Hartford Bond HLS Fund, Inc.
                                              ("Hartford Bond Fund")
Hartford Money Market Division            --  shares of Class IA of the Hartford Money Market HLS Fund,
                                              Inc. ("Hartford Money Market Fund")
NB AMT Limited Maturity Bond Division     --  shares of Neuberger Berman Limited Maturity Bond Portfolio of the Neuberger Berman Advisers Management Trust ("NB AMT
                                              Limited Maturity Bond Portfolio")
NB AMT Balanced Division                  --  shares of Neuberger Berman Balanced Portfolio of the
                                              Neuberger Berman Advisers Management Trust ("NB AMT Balanced
                                              Portfolio")
NB AMT Partners Division                  --  shares of Neuberger Berman Partners Portfolio of the
                                              Neuberger Berman Advisers Management Trust ("NB AMT Partners
                                              Portfolio")
Fidelity VIP High Income Division         --  shares of VIP High Income Portfolio of the Variable
                                              Insurance Products Fund
Fidelity VIP Equity-Income Division       --  shares of VIP Equity-Income Portfolio of the Variable
                                              Insurance Products Fund
Fidelity VIP II Asset Manager Division    --  shares of the VIP II Asset Manager Portfolio of the Variable
                                              Insurance Products Fund II
Alger American Small Capitalization       --  Alger American Small Capitalization Portfolio of The Alger
  Division                                    American Fund ("Alger American Small Cap Portfolio")
Alger American Growth Division            --  Alger American Growth Portfolio of The Alger American Fund
                                              ("Alger American Growth Portfolio")
J.P. Morgan Bond Division                 --  J.P. Morgan Bond Portfolio of the J.P. Morgan Series Trust
                                              II
J.P. Morgan Equity Division               --  J. P. Morgan Equity Portfolio of the J.P. Morgan Series
                                              Trust II
J.P. Morgan Small Company Division        --  J. P. Morgan Small Company Portfolio of the J. P. Morgan
                                              Series Trust II
J.P. Morgan International Opportunities   --  J.P. Morgan International Opportunities Portfolio of J.P.
  Division                                    Morgan Series Trust II
MSDWUF Fixed Income Division              --  Fixed Income Portfolio of the Morgan Stanley Dean Witter
                                              Universal Funds, Inc. ("MSDWUF Fixed Income Portfolio")
MSDWUF High Yield Division                --  High Yield Portfolio of the Morgan Stanley Dean Witter
                                              Universal Funds, Inc. ("MSDWUF High Yield Portfolio")
MSDWUF Equity Growth Division             --  Equity Growth Portfolio of the Morgan Stanley Dean Witter
                                              Universal Funds, Inc. ("MSDWUF Equity Growth Portfolio")
MSDWUF Value Division                     --  Value Portfolio of the Morgan Stanley Dean Witter Universal
                                              Funds, Inc. ("MSDWUF Value Portfolio")
MSDWUF Global Equity Division             --  Global Equity Portfolio of the Morgan Stanley Dean Witter
                                              Universal Funds, Inc. ("MSDWUF Global Equity Portfolio")

INVESTMENT DIVISION                                               UNDERLYING PORTFOLIO
----------------------------------------      ------------------------------------------------------------
MSDWUF Emerging Markets Equity Division   --  Emerging Markets Equity Portfolio of Morgan Stanley Dean
                                              Witter Universal Funds, Inc. ("MSDWUF Emerging Markets
                                              Equity Portfolio")
BT EAFE-Registered Trademark- Equity      --  EAFE-Registered Trademark- Equity Index Fund of the BT
  Index Division                              Insurance Funds Trust ("BT EAFE-Registered Trademark- Equity
                                              Index Fund")
BT Equity 500 Index Division              --  Equity 500 Index Fund of the BT Insurance Funds Trust ("BT
                                              Equity 500 Index Fund")
BT Small Cap Index Division               --  Small Cap Index Fund of BT Insurance Funds Trust ("BT Small
                                              Cap Index Fund")



This Prospectus sets forth the information concerning the Separate Account that prospective investors should know before investing and should be kept for future reference. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information dated May 1, 1999, send a written request to International Corporate Marketing Group, Attn: Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932. The Table of Contents of the Statement of Additional Information may be found on page 27 of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 1999

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    4
 FEE TABLE.............................................................    5
 SUMMARY...............................................................    8
 FINANCIAL INFORMATION.................................................    9
 PERFORMANCE RELATED INFORMATION.......................................    9
 THE COMPANY...........................................................    9
 THE SEPARATE ACCOUNT..................................................   10
 THE FUNDS.............................................................   10
 THE PORTFOLIOS........................................................   12
 THE CERTIFICATE.......................................................   14
 OPERATION OF THE CERTIFICATE..........................................   14
   Premium Payments....................................................   14
   Right to Examine Period.............................................   15
   Allocation of Premium Payments......................................   15
   Value of Accumulation Units.........................................   15
   Investment Value....................................................   15
   Transfers Among Divisions...........................................   15
   Asset Rebalancing...................................................   16
   Dollar Cost Averaging Option Program................................   16
   Surrenders and Partial Withdrawals..................................   17
   Processing of Transactions..........................................   17
 CHARGES UNDER THE CERTIFICATE.........................................   17
   Sales Expenses......................................................   18
   Mortality and Expense Risk Charge...................................   18
   Administrative Expense Charge.......................................   18
   Premium Tax Charge..................................................   18
   Federal Tax Charge..................................................   19
 DEATH BENEFIT.........................................................   19
 ANNUITY BENEFITS......................................................   19
   Annuity Options.....................................................   19
   Annuity Unit Valuation..............................................   20
   Determination of Payment Amount.....................................   20
 FEDERAL TAX CONSIDERATIONS............................................   21
   General.............................................................   21
   Taxation of Hartford and the Separate Account.......................   21
   Taxation of Annuities -- General Provisions Affecting Purchasers
    Other Than Qualified Retirement Plans..............................   21
   Federal Income Tax Withholding......................................   24
   Annuity Purchases by Nonresident Aliens and Foreign Corporations....   24
 GENERAL MATTERS.......................................................   24
   Additions, Deletions or Substitutions of Investments................   24
   Assignment..........................................................   24
   Modification........................................................   25
   Misstatement of Age.................................................   25
   Delay of Payments...................................................   25
   Voting Rights.......................................................   25
   Experience Credit...................................................   25
   Distribution of the Group Annuity...................................   25
   Safekeeping of Separate Account Assets..............................   26
   Legal Proceedings...................................................   26
   Year 2000...........................................................   26
   Legal Counsel.......................................................   26
   Experts.............................................................   26
   Additional Information..............................................   26
 TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..........   27

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: An accounting unit of measure used to calculate the Investment Value of a Division.


ALLOCATION DATES: The dates We receive and accept Premium Payments. Premium Payments are applied to the Divisions on these Allocation Dates.



ANNUITY COMMENCEMENT DATE: The date that We begin to make annuity payments.


ANNUITY UNIT: An accounting unit of measure used to calculate the amount of annuity payments under a variable annuity option.


ANNUITANT(S): The person(s) on whose life the Certificate is issued. The Annuitant may not be changed.



BENEFICIARY: The person(s) entitled to receive a death benefit under the Certificate upon death of the Annuitant or Owner.



CERTIFICATE ANNIVERSARY: An anniversary of the date that We issued the Certificate.



CERTIFICATE DATE: The date that We issue the Certificate.



CERTIFICATE YEAR: Any 12 month period between Certificate Anniversaries.


CODE: The Internal Revenue Code of 1986, as amended.


CONTINGENT ANNUITANT: The person that You designate to become the Annuitant if the Annuitant dies before the Annuity Commencement Date. You must name the Contingent Annuitant before the Annuitant's death.


CUSTOMER SERVICE CENTER: Currently located at ICMG, Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932.


DEATH BENEFIT: The amount payable when an Annuitant or Owner dies before annuity payments have started.

DIVISION: A subaccount of the Separate Account which invests exclusively in the shares of a specified Portfolio of a Fund.


ENROLLMENT FORM: The form You must complete before We issue a Certificate.



FUNDS: The registered investment management companies in which assets of the Separate Account may be invested.



GENERAL ACCOUNT: The assets of Hartford other than the assets of our Separate Accounts.



GROUP ANNUITY: The variable annuity described in this Prospectus which provides for annuity payments that vary in amount in accordance with the investment experience of the Divisions of the Separate Account.



HARTFORD, US OR WE: Hartford Life Insurance Company.



INVESTMENT VALUE: The sum of the values of the assets in the Investment Divisions under the Certificate.



MAXIMUM DEFERRAL AGE: The Annuitant's 90th birthday.



NET PREMIUM: The amount of premium credited to the Divisions.



OWNER OR YOU: The entity or person who is the owner of the Certificate, as named in the Certificate.



PORTFOLIOS: A Hartford fund or a separate mutual fund, series or portfolio of the remaining Funds.


PREMIUM PAYMENT: A payment made to Hartford pursuant to the terms of the Certificate.


PREMIUM TAX: A tax charged by a state, municipality or other jurisdiction on Premium Payments.



SEPARATE ACCOUNT: The Hartford separate account entitled "ICMG Secular Trust Separate Account."



SURRENDER VALUE: Upon surrender of the Certificate, an amount equal to the Investment Value less any Premium Taxes not previously deducted and less any due and unpaid charges.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the NYSE (generally 4:00 p.m. Eastern Time) on such days.


VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VIP: Variable Insurance Products Fund.

VIP II: Variable Insurance Products Fund II.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

                                   FEE TABLE

OWNER TRANSACTION EXPENSES

AS A PERCENTAGE OF PREMIUM PAYMENTS
--------------------------------------------------
Maximum Sales Load Imposed on Purchases...........    4.6%(1)
Federal Tax Charge................................   0.43%
Deferred Sales Load...............................   None


SEPARATE ACCOUNT EXPENSES
--------------------------------------------------
Administrative Expense Charge.....................  $2.50/mo
Mortality and Expense Risk Charge.................   0.65%(2)


---------

(1) The sales load will vary depending on plan characteristics.

(2) Annual expense as a percentage of average Investment Value.


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                      After Waivers and/or Reimbursements


                        (as a percentage of net assets)


                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES  EXPENSES(1)
                                                  ----------  --------  ----------
 Hartford Capital Appreciation Fund..............   0.645%     0.020%     0.665%
 Hartford Bond Fund..............................   0.515%     0.020%     0.535%
 Hartford Money Market Fund......................   0.450%     0.015%     0.465%
 NB AMT Limited Maturity Bond Portfolio (2)......   0.650%     0.120%     0.770%
 NB AMT Balanced Portfolio (2)...................   0.850%     0.190%     1.040%
 NB AMT Partners Portfolio (2)...................   0.800%     0.060%     0.860%
 VIP High Income Portfolio (3)...................   0.590%     0.120%     0.710%
 VIP Equity-Income Portfolio (3).................   0.500%     0.080%     0.580%
 VIP II Asset Manager Portfolio (3)..............   0.550%     0.100%     0.650%
 Alger American Small Cap Portfolio..............   0.850%     0.040%     0.890%
 Alger American Growth Portfolio.................   0.750%     0.040%     0.790%
 J.P. Morgan Bond Portfolio (4)..................   0.300%     0.450%     0.750%
 J.P. Morgan Equity Portfolio (4)................   0.400%     0.500%     0.900%
 J.P. Morgan Small Company Portfolio (4).........   0.600%     0.550%     1.150%
 J.P. Morgan International Opportunities
   Portfolio (4).................................   0.600%     0.600%     1.200%
 MSDWUF Fixed Income Portfolio (5)...............   0.000%     0.700%     0.700%
 MSDWUF High Yield Portfolio (5).................   0.000%     0.800%     0.800%
 MSDWUF Equity Growth Portfolio (5)..............   0.000%     0.850%     0.850%
 MSDWUF Value Portfolio (5)......................   0.000%     0.850%     0.850%
 MSDWUF Global Equity Portfolio (5)..............   0.000%     1.150%     1.150%
 MSDWUF Emerging Markets Equity Portfolio (5)....   0.000%     1.750%     1.750%
 BT EAFE-Registered Trademark- Equity Index Fund
   (6)...........................................   0.020%     0.630%     0.650%
 BT Equity 500 Index Fund (6)....................   0.000%     0.300%     0.300%
 BT Small Cap Index Fund (6).....................   0.000%     0.450%     0.450%


---------


(1) Management Fee generally represents the Fees paid to the investment adviser or its affiliate for investment and administrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting and custodian fees. For complete description of the nature of the services provided in consideration of the Operating Expenses deducted, please see the Fund prospectuses.



(2) Neuberger Berman Advisers Management Trust is divided into Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under Management Fees include the aggregate of the administration fees paid by the Portfolio and the management fee paid by its corresponding series of Advisers Managers Trust. Similarly, Other Expenses includes all other expenses of the Portfolio and its corresponding series of Advisers Managers Trust.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


(3) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.710% for VIP High Income Portfolio, .0.570% for VIP Equity-Income Portfolio and 0.640% for VIP II Asset Manager Portfolio.



(4) Pursuant to a voluntary agreement, fees and expenses were reimbursed to the extent certain expenses exceeded .75%, .90%, 1.15% and 1.20% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio, respectively. Without such reimbursement, total operating expenses would have been 1.91%, 2.31%, 3.81% and 4.25% for J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio, respectively.



(5) With respect to the MSDWUF Fixed Income, MSDWUF High Yield, MSDWUF Equity Growth, MSDWUF Value, MSDWUF Global Equity and MSDWUF Emerging Markets Equity Portfolios, the investment adviser has voluntarily agreed to waive its investment advisory fees and to reimburse the Portfolios if such fees would cause their respective Total Fund Operating Expenses to exceed those set forth in the table above. Absent such reductions, it is estimated that Management Fees, Other Expenses and Total Operating Expenses for the Portfolios would have been as follows:



                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES  EXPENSES(1)
                                                  ----------  --------  ----------
 MSDWUF Fixed Income Portfolio...................    0.40%      1.31%      1.71%
 MSDWUF High Yield Portfolio.....................    0.50%      1.18%      1.68%
 MSDWUF Equity Growth Portfolio..................    0.55%      1.50%      2.05%
 MSDWUF Value Portfolio..........................    0.55%      1.32%      1.87%
 MSDWUF Global Equity Portfolio..................    0.80%      1.63%      2.43%
 MSDWUF Emerging Markets Equity Portfolio........    1.25%      2.87%      4.12%



(6) Without expense waivers and reimbursements, the total operating expenses for BT EAFE-Registered Trademark- Equity Index Fund, BT Equity 500 Index Fund and BT Small Cap Index Fund would have been 2.750%, 2.780% and 3.270%, respectively.

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------

EXAMPLE


    If You surrender your Certificate or annuitize at the end of the applicable time period, You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:



 DIVISION                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
 Hartford Capital Appreciation
   Division...................    64      92     122      208
 Hartford Bond Division.......    62      88     116      194
 Hartford Money Market
   Division...................    62      86     112      186
 NB AMT Limited Maturity Bond
   Division...................    65      98     128      219
 NB AMT Balanced Division.....    67     103     141      247
 NB AMT Partners Division.....    66      98     132      229
 Fidelity VIP High Income
   Division...................    64      93     124      213
 Fidelity VIP Equity-Income
   Division...................    63      89     118      199
 Fidelity VIP II Asset Manager
   Division...................    64      91     121      206
 Alger American Small
   Capitalization Division....    66      99     134      232
 Alger American Growth
   Division...................    65      96     129      221
 J.P. Morgan Bond Division....    65      94     127      217
 J.P. Morgan Equity
   Division...................    66      99     134      233
 J.P. Morgan Small Company
   Division...................    68     106     147      259
 J.P. Morgan International
   Opportunities Division.....    69     108     149      264
 MSDWUF Fixed Income
   Division...................    64      93     124      212
 MSDWUF High Yield Division...    65      96     129      222
 MSDWUF Equity Growth
   Division...................    65      97     132      228
 MSDWUF Value Division........    65      97     132      228
 MSDWUF Global Equity
   Division...................    68     106     147      259
 MSDWUF Emerging Markets
   Equity Division............    74     124     176      318
 BT EAFE-Registered Trademark-
   Equity Index Division......    64      91     121      206
 BT Equity 500 Index
   Division...................    60      81     104      168
 BT Small Cap Index
   Division...................    62      85     111      185


    The purpose of this table is to assist the Owner in understanding various costs and expenses that an Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Portfolios. Premium taxes may also be applicable.

    This Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Maximum charges are assumed.

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                    SUMMARY


    This Prospectus has been designed to provide You with the information necessary to make a decision whether to purchase the Certificate offered by Hartford and funded by the Divisions of the Separate Account. Please read the Glossary of Special Terms prior to reading this Prospectus in order to familiarize yourself with the terms being used.


WHAT IS THE CERTIFICATE AND HOW MAY I PURCHASE ONE?


    The Certificate is individually allocated and offered under a group flexible premium variable annuity contract. Generally, the Certificate is purchased by completing an Enrollment Form and submitting it, along with the initial Premium Payment, to the Customer Service Center for Hartford's approval. Unless otherwise determined by Hartford, the minimum initial Premium Payment is $1,000 per Certificate with a minimum allocation to any Division of $500 per Certificate. Certain plans may make smaller initial and subsequent periodic Premium Payments. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect.


WHO MAY PURCHASE THE CERTIFICATE?

    The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans.

WHAT TYPES OF INVESTMENTS ARE AVAILABLE UNDER THE CERTIFICATE?


    The underlying investments available to the Certificate are the Hartford Capital Appreciation Fund, the Hartford Bond Fund and the Hartford Money Market Fund; the NB AMT Limited Maturity Bond Portfolio, the NB AMT Balanced Portfolio and the NB AMT Partners Portfolio of Neuberger Berman Advisers Management Trust; the VIP High Income Portfolio and the VIP Equity-Income Portfolio of VIP; the VIP II Asset Manager Portfolio of VIP II; the Alger American Small Cap Portfolio and Alger American Growth Portfolio of the Alger American Fund; the J.P. Morgan Bond Portfolio, the J.P. Morgan Equity Portfolio, the J.P. Morgan Small Company Portfolio and the J.P. Morgan International Opportunities Portfolio of J.P. Morgan Series Trust II; and the MSDWUF Fixed Income Portfolio, the MSDWUF High Yield Portfolio, the MSDWUF Equity Growth Portfolio, the MSDWUF Value Portfolio, the MSDWUF Global Equity Portfolio and the MSDWUF Emerging Markets Equity Portfolio of Morgan Stanley Dean Witter Universal Funds, Inc.; the BT EAFE-Registered Trademark- Equity Index Fund, the BT Equity 500 Index Fund and the BT Small Cap Index Fund of BT Insurance Funds Trust; and such other Portfolios as shall be offered from time to time. See "The Portfolios."


WHAT ARE THE CHARGES UNDER THE CERTIFICATE?

    SALES EXPENSES -- A sales load of not more than 4.6% of each Premium Payment will be deducted for sales expenses. The sales load may vary depending on the characteristics of the group, including such factors as group size, expected number of participants and the anticipated Premium Payment from participants.


    MORTALITY AND EXPENSE RISK CHARGE -- For assuming the mortality and expense risks under the Certificate, Hartford will impose a charge of 0.65% per annum against all Investment Value held in the Divisions. See "Mortality and Expense Risk Charge."



    ADMINISTRATIVE EXPENSE CHARGE -- The Certificate provides for an administrative expense charge of $2.50 per month to be deducted from the Investment Value to cover Hartford's administrative expenses.



    PREMIUM TAX AND FEDERAL TAX CHARGES -- A deduction will be made for Premium Taxes for Certificates sold in certain states and municipalities. See "Premium Tax Charge." In addition, a deduction will be made for the federal tax cost resulting from Section 848 of the Code. See "Federal Tax Charge."


    CHARGES BY THE PORTFOLIOS -- The Portfolios are subject to certain fees, charges and expenses. See the Fund prospectuses accompanying this Prospectus for more information.

CAN I GET MY MONEY IF I NEED IT?


    Subject to any applicable charges, the Certificate may be surrendered or portions of its Investment Value may be withdrawn at any time prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. If the remaining Investment Value following a partial withdrawal is less than $1,000, or Hartford's minimum then in effect, Hartford may terminate the Certificate in its entirety. See "Surrenders and Partial Withdrawals." See also "Federal Tax Considerations," for a discussion of federal tax consequences, including a 10% penalty tax that may apply upon surrender or withdrawal.


DOES THE CERTIFICATE PAY ANY DEATH BENEFIT?


    A Death Benefit is provided on the death of the Annuitant or Owner before the Annuity Commencement Date and prior to attained age 85. See "Death Benefit."


WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CERTIFICATE?


    There are four annuity options available under the Certificate. See "Annuity Options." The Annuity Commencement Date may not be deferred beyond the Maximum Deferral Age. If an Owner does not elect otherwise, the Investment Value less applicable Premium Taxes will be applied on the Annuity Commencement Date under

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HARTFORD LIFE INSURANCE COMPANY                                                9
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the third option to provide a joint and last survivor life annuity.


DOES THE OWNER HAVE ANY VOTING RIGHTS UNDER THE CERTIFICATE?


    Owners will have the right to vote on matters affecting an underlying Portfolio to the extent that proxies are solicited by such Portfolio. If an Owner does not vote, Hartford shall vote such interests in the same proportion as shares of the Portfolio for which instructions have been received by Hartford. See "Voting Rights."


                             FINANCIAL INFORMATION

    The financial statements of Hartford are included in the Statement of Additional Information. The financial statements of Hartford should be considered only as they relate to the ability of Hartford to meet its obligations under the Group Annuity and Certificates. They should not be considered as relating to the investment performance of the assets held in the Separate Account. No financial statements of the Separate Account are included because, as of the effective date of this Prospectus, no Certificates had been issued.

                        PERFORMANCE RELATED INFORMATION


    The Separate Account may advertise certain performance related information concerning its Divisions. Performance information about a Division is based on the Division's past performance only and is no indication of future performance.


    Each Division may include total return in advertisements or other sales material. When a Division advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Division has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Division at the beginning of the relevant period to the value of the investment at the end of the period.

    The Divisions investing in the Hartford Bond Fund and the Limited Maturity Bond Portfolio may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the Certificate charges described below.

    The Division investing in the Hartford Money Market Fund may advertise yield and effective yield. The yield of a Division is based upon the income earned by the Division over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in Division units and thus compounded in the course of a 52-week period. Yield reflects the Certificate charges described below.

    Total return for a Division of the Separate Account includes all Certificate charges: sales charge, mortality and expense risk charge, and the administrative expense charge, and is therefore lower than total return at the Portfolio level, where there are no comparable charges. Yield for a Division of the Separate Account includes all recurring charges (except sales charges) and is therefore lower than yield at the Portfolio level, where there are no comparable charges.

    Hartford may provide information on various topics to current and prospective Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), plan and trust arrangements, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, current and prospective Owner profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

                                  THE COMPANY

    Hartford is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by The Hartford Financial Services Group, Inc., a Delaware corporation.


    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Divisions of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

10                                               HARTFORD LIFE INSURANCE COMPANY
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                              THE SEPARATE ACCOUNT


    The Separate Account was established on October 28, 1994, pursuant to a resolution by the Board of Directors of Hartford. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). This registration does not, however, involve supervision by the Securities and Exchange Commission ("SEC") of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under the federal securities laws.



    Under Connecticut law, the assets of the Separate Account attributable to the Group Annuity and the Certificates offered by this Prospectus are held exclusively for the benefit of the owners of, and the persons entitled to payments under, those Certificates. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Certificates, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Investment Value allocated to the Divisions will not be affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. However, the obligations arising under the Certificates are general obligations of Hartford.



    Currently, the Separate Account has twenty-four Divisions dedicated to the Group Annuity and the Certificates, each of which invests exclusively in a corresponding Portfolio of the Funds. Additional Divisions may be established at Hartford's discretion. The Separate Account may include other divisions which may not be available under the Group Annuity.


    HARTFORD DOES NOT GUARANTEE THE INVESTMENT RESULTS OF THE DIVISIONS OR ANY OF THE UNDERLYING INVESTMENTS. THERE IS NO ASSURANCE THAT INVESTMENT VALUE DURING THE YEARS PRIOR TO RETIREMENT OR THE AGGREGATE AMOUNT OF THE VARIABLE ANNUITY PAYMENTS WILL EQUAL THE TOTAL OF PREMIUM PAYMENTS MADE UNDER THE CERTIFICATE. SINCE EACH PORTFOLIO HAS DIFFERENT INVESTMENT OBJECTIVES AND POLICIES, EACH IS SUBJECT TO DIFFERENT RISKS. THESE RISKS ARE MORE FULLY DESCRIBED IN THE ACCOMPANYING FUND PROSPECTUSES.

                                   THE FUNDS


    The shares of the Portfolios are sold by the Funds to the Separate Account. The assets of the Separate Account attributable to the Group Annuity are invested exclusively in the Divisions. An Owner may allocate Net Premium among the Divisions. Owners should review the brief descriptions of the investment objectives of each of the Portfolios in connection with that allocation. See "The Portfolios."



    Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the relevant Portfolios. In addition to being offered to the Separate Account, each Fund's shares are or may be offered to other separate accounts funding variable annuity contracts and variable life insurance policies issued by Hartford or its affiliates and to separate accounts of other insurance companies. It is conceivable that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts or for separate accounts of other life insurance companies to invest in shares of the Funds simultaneously. Although neither Hartford nor any of the Funds currently foresee any such disadvantage, each Fund's Board of Directors or Board of Trustees, as applicable (collectively, the "Boards"), will monitor events in order to identify any material conflict between different variable annuity and variable life owners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the Separate Account's participation in any of the Funds. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any Portfolio, or
(4) differences between voting instructions given by variable annuity and variable life owners. If the Boards were to conclude that separate underlying funds should be established for variable annuity and variable life insurance separate accounts, Hartford will bear the attendant expenses.



    All investment income of, and other distributions to, each Division arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. Hartford will purchase Portfolio shares in connection with Net Premium allocated to the applicable Division in accordance with Owners' instructions and will redeem Portfolio shares to meet obligations under the Group Annuity and the Certificates or make adjustments in reserves, if any. The Funds are required to redeem Portfolio shares at net asset value and generally to make payment within seven (7) calendar days.


    Applicants should read the Fund prospectuses accompanying this Prospectus in connection with the purchase of a Certificate.

HARTFORD FUNDS

The Separate Account currently invests in three Funds sponsored by Hartford that are available as part of OmniFlex-TM- the Hartford Capital Appreciation Fund, the Hartford Bond Fund, and the Hartford Money Market Fund. Each Hartford Fund
is a separate diversified open-end management investment company registered under the 1940 Act and organized as Maryland corporations.
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HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------


    HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds. In addition, HL Advisors has entered into an investment services agreement with The Hartford Investment Management Company ("HIMCO"), pursuant to which HIMCO will provide certain investment services to the Hartford Bond Fund and the Hartford Money Market Fund. Wellington Management Company, LLP ("Wellington Management") serves as sub-investment adviser for the Hartford Capital Appreciation Fund.



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT")



The Separate Account currently invests in Neuberger Berman AMT, a diversified open-end management investment company registered under the 1940 Act and organized as a Delaware business trust. Neuberger Berman AMT consists of several portfolios, including the NB AMT Limited Maturity Bond Portfolio, NB AMT Balanced Portfolio and NB AMT Partners Portfolio available as part of OmniFlex-TM-.



    Each portfolio of Neuberger Berman AMT invests its assets in its corresponding series of the Advisers Managers Trust, which is also an open-end management investment company registered under the 1940 Act and is organized as a New York common law trust. The investment performance of the NB AMT Limited Maturity Bond Portfolio, NB AMT Balanced Portfolio and NB AMT Partners Portfolio will directly correspond with the investment performance of the corresponding series of the Advisers Managers Trust. This "Master/Feeder Fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities.



    Neuberger Berman Management Incorporated serves as the investment manager of each series of Advisers Managers Trust and as administrator of and distributor of the shares of each portfolio of Neuberger Berman AMT. Neuberger Berman, LLC serves as the sub-adviser for each series of Advisers Managers Trust.



VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II (EACH, A "FIDELITY FUND" AND COLLECTIVELY, THE "FIDELITY FUNDS")



The Separate Account currently invests in both Fidelity Funds. The Fidelity Funds are diversified, open-end management investment companies organized as Massachusetts business trusts by Fidelity Management & Research Company ("FMR") and registered under the 1940 Act. The Fidelity Funds consist of several investment portfolios, including the VIP High Income Portfolio, VIP Equity-Income Portfolio and VIP II Asset Manager Portfolio available as part of OmniFlex-TM-.



    The Fidelity Funds are each managed by FMR. FMR is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.


THE ALGER AMERICAN FUND


The Separate Account currently invests in shares of The Alger American Fund, a diversified open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. The Alger American Fund consists of six series, including the Alger American Small Cap and Alger American Growth Portfolios available as part of OmniFlex-TM-.


    The Alger American Fund is managed by Fred Alger Management, Inc. ("Alger Management"), a subsidiary of Fred Alger & Company, Incorporated, which is in turn a subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management has been in the business of providing investment advisory services since 1964.

J.P. MORGAN SERIES TRUST II


The Separate Account currently invests in shares of J.P. Morgan Series Trust II, a diversified open-end management investment company registered under the 1940 Act and organized as a Delaware business trust. J.P. Morgan Series Trust II consists of five portfolios, including the J.P. Morgan Bond, J.P. Morgan Equity, J.P. Morgan Small Company and J.P. Morgan International Opportunities Portfolios available as part of OmniFlex-TM-.



    Each Portfolio of J.P. Morgan Series Trust is advised by J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated which is a bank holding company with a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as financial adviser to national governments.



MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. ("MSDWUF")



The Separate Account currently invests in shares of MSDWUF, an open-end management investment company registered under the 1940 Act and organized as a corporation under the laws of the State of Maryland. MSDWUF consists of 17 portfolios, including the MSDWUF Fixed Income, MSDWUF High Yield, MSDWUF Equity Growth, MSDWUF Value, MSDWUF Global Equity and MSDWUF Emerging Markets Equity Portfolios available as part of OmniFlex-TM-.



    The investment adviser for Equity Growth, Global Equity and Emerging Markets Equity Portfolios is Morgan Stanley Dean Witter Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a publicly owned global financial services corporation. The investment adviser for MSDWUF Fixed Income,

12                                               HARTFORD LIFE INSURANCE COMPANY
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MSDWUF High Yield and MSDWUF Value Portfolios is Miller Anderson & Sherrerd,
LLP, which is indirectly wholly-owned by Morgan Stanley Dean Witter & Co.


BT INSURANCE FUNDS TRUST


The Separate Account currently invests in the BT Insurance Funds Trust, a diversified open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. BT Insurance Funds Trust consists of six series, including the BT EAFE-Registered Trademark- Equity Index Fund, the BT Equity 500 Index Fund and the BT Small Cap Index Fund available as part of OmniFlex-TM-.



    BT Insurance Funds Trust has retained the services of Bankers Trust Company, a wholly owned subsidiary of Bankers Trust New York Corporation, as investment adviser. Bankers Trust Company conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic institutional markets.


                                 THE PORTFOLIOS

    The underlying investment for the Certificates are shares of the Portfolios. The Portfolio corresponding to each Division and its investment objective are described below. Hartford reserves the right, subject to compliance with the law, to offer additional Portfolios with differing investment objectives. Owners should review the following brief descriptions of the investment objectives of the Portfolios.

 HARTFORD CAPITAL APPRECIATION FUND

    Hartford Capital Appreciation Fund seeks to achieve growth of capital by investing in securities selected solely on the basis of potential for capital appreciation.

 HARTFORD BOND FUND


    Hartford Bond Fund seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of the Portfolio may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Portfolio's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "High Yield -- High Risk Debt Securities."


 HARTFORD MONEY MARKET FUND

    Hartford Money Market Fund seeks to achieve maximum current income consistent with liquidity and preservation of capital.


 NB AMT LIMITED MATURITY BOND PORTFOLIO



    NB AMT Limited Maturity Bond Portfolio seeks to achieve the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. This Portfolio invests in a diversified portfolio primarily consisting of short to intermediate term U.S. government and agency securities and investment grade debt securities issued by financial institutions, corporations, and others. The Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed-income securities that are below investment grade.



 NB AMT BALANCED PORTFOLIO



    NB AMT Balanced Portfolio seeks to achieve long-term capital growth and reasonable current income without undue risk to principal. It is anticipated that the Portfolio's investment program will normally be managed so that approximately 60% of its total assets will be invested in common and preferred stocks and the remaining assets will be invested in debt securities, primarily investment grade. However, depending on the investment manager's views regarding current market trends, the common stock portion of its portfolio investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of its assets will be invested in fixed income securities.



 NB AMT PARTNERS PORTFOLIO



    NB AMT Partners Portfolio seeks to achieve capital growth. This Portfolio's investment approach is to invest principally in common stocks of medium to large capitalization established companies, using a value-oriented investment approach designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow and the company's track record through all parts of the market cycle.


 VIP HIGH INCOME PORTFOLIO


    VIP High Income Portfolio seeks high current income primarily through investments in all types of income-producing debt securities, preferred stocks and convertible securities. Although the Portfolio has no limits on the quality and maturity of its investments, its strategy typically leads to longer-term, lower-quality, fixed-income securities. These domestic and foreign investments may present the risk of default or may be in default.


 VIP EQUITY-INCOME PORTFOLIO


    VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. This Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks (commonly referred to as "S&P 500"). The Portfolio may invest in high yielding,

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HARTFORD LIFE INSURANCE COMPANY                                               13
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lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.


 VIP II ASSET MANAGER PORTFOLIO

    VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

    Alger American Small Capitalization Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly.

 ALGER AMERICAN GROWTH PORTFOLIO

    Alger American Growth Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

 J.P. MORGAN BOND PORTFOLIO

    J.P. Morgan Bond Portfolio seeks high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective. Under normal market conditions, 65% of the Portfolio's, assets will be invested in bonds, debentures and other debt instruments. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar-denominated securities of foreign issuers.

 J.P. MORGAN EQUITY PORTFOLIO

    J.P. Morgan Equity Portfolio seeks high total return from a portfolio comprised of selected equity securities. The Portfolio invests primarily in the common stock of large and medium capitalization U.S. companies.

 J.P. MORGAN SMALL COMPANY PORTFOLIO

    J.P. Morgan Small Company Portfolio seeks high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion.

 J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

    J.P. Morgan International Opportunities Portfolio seeks high total return from a portfolio of equity securities of foreign corporations. Under normal market conditions, the Portfolio will invest in a minimum of three different foreign countries.


 MSDWUF FIXED INCOME PORTFOLIO



    MSDWUF Fixed Income Portfolio seeks above average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. government and agency securities, corporate bonds, foreign bonds, mortgage-backed securities of domestic issuers, and other fixed income securities and derivatives. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in fixed income securities, not more than 20% of which will be below investment grade (commonly referred to as "high yield securities" or "junk bonds").



 MSDWUF HIGH YIELD PORTFOLIO



    MSDWUF High Yield Portfolio seeks above average total return over a market cycle of three to five years by investing at least 65% of its total assets in high yield securities of U.S. and foreign issuers including corporate bonds and other fixed income securities. The Portfolio expects to achieve its objective through maximizing current income, although it may seek capital growth opportunities when consistent with its objective.



 MSDWUF EQUITY GROWTH PORTFOLIO



    MSDWUF Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts and other equity securities. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities.



 MSDWUF VALUE PORTFOLIO



    MSDWUF Value Portfolio seeks above average total return over a market cycle of three to five years by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities. The Portfolio may invest up to 5% of its total assets in foreign equity securities (other than ADRs).



 MSDWUF GLOBAL EQUITY PORTFOLIO



    MSDWUF Global Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks, depositary receipts and other equity securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in equity securities. Also, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in common stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States.

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14                                               HARTFORD LIFE INSURANCE COMPANY
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 MSDWUF EMERGING MARKET EQUITY PORTFOLIO



    MSDWUF Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market country equity securities.



 BT EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND



    BT EAFE-Registered Trademark- Equity Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Europe, Australia, Far East Index (the "EAFE Index"), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States, by investing in a statistically selected sample of the equity securities included in the EAFE Index. It will invest primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the Untied States.



 BT EQUITY 500 INDEX FUND



    BT Equity 500 Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), an index emphasizing large-capitalization stocks. It will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.



 BT SMALL CAP INDEX FUND



    BT Small Cap Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. It will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.


    There is no assurance that any of the Portfolios will achieve their stated objectives. Owners are also advised to read the Fund prospectuses accompanying this Prospectus for more detailed information.

                                THE CERTIFICATE


    The Certificate is individually allocated and offered under a group flexible premium variable annuity contract. The minimum issue age is 20 and the maximum issue age is 80. Payments for the Certificate will be held in the Divisions of the Separate Account. Each Division invests in a different underlying Portfolio with its own distinct investment objectives. You choose the Division(s) with the investment objectives that meet your needs. You may select one or more Divisions and determine the percentage of your Premium Payment that is put into a Division. Subject to certain limits, You may also reallocate assets among the Divisions so that your investment program meets your specific needs over time. There are minimum requirements for investing in each Division which are described later in this Prospectus. In addition, there are certain other limitations on withdrawals and reallocations of amounts in the Divisions as described in this Prospectus. See "Charges Under the Certificate" for a description of the charges for redeeming a Certificate and other charges made under the Certificate.


    The Owner may select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. Generally, the Certificate contains the four optional forms of annuity described later in this Prospectus. The Annuity Commencement Date may not be deferred beyond the Maximum Deferral Age.


    The Annuity Commencement Date may be changed from time to time, but any such change must be made at least 30 days prior to the date on which payments are scheduled to begin. If You do not elect otherwise, payments will begin at the Annuitant's age 90 under Option 3 (joint and last survivor life annuity).



    When an annuity is effected under a Certificate, unless otherwise specified, Investment Value held in the Divisions will be applied to provide a variable annuity based on the pro rata amount in the various Divisions. Variable annuity payments will vary in accordance with the investment performance of the Division You have selected. The Certificate allows the Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed.


                          OPERATION OF THE CERTIFICATE

                                PREMIUM PAYMENTS


    The balance of each initial Premium Payment remaining after the deduction of the sales load, any applicable Premium Tax and the federal tax charge, is credited to your Certificate within two business days of receipt of a properly completed Enrollment Form and the initial Premium Payment by Hartford at its Customer Service Center. It will be credited to the Division(s) in accordance with your allocation instructions. If the Enrollment Form is incomplete when received, the initial Premium Payment will be returned within five (5) business days, unless You consent to Hartford's retention of the Premium Payment until the Enrollment Form is made complete.

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HARTFORD LIFE INSURANCE COMPANY                                               15
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    Subsequent Premium Payments are priced on the Valuation Day they are received by Hartford at its Customer Service Center or other designated administrative office.


    The number of Accumulation Units in each Division to be credited to a Certificate will be determined by dividing the portion of the Premium Payment being credited to each Division by the value of an Accumulation Unit in that Division on that date.

    The minimum initial Premium Payment is $1,000 per Certificate, unless agreed to otherwise by Hartford. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect. Certain plans may make smaller initial and subsequent periodic payments. Each Premium Payment may be split among the various Divisions subject to minimum amounts then in effect.

                            RIGHT TO EXAMINE PERIOD


    If You are not satisfied with your purchase, You may surrender the Certificate by returning it within ten (10) calendar days after You receive it (or within such period as required in your state). A written request for cancellation must accompany the Certificate. In such event, Hartford will refund an amount equal to the Investment Value on the date of receipt of the request for cancellation, plus any charges deducted. The Owner bears the investment risk during the period prior to Hartford's receipt of the request for cancellation.


    In certain states, Hartford must return to the applicant the greater of the Premium Payment(s) paid or the sum of (1) the Investment Value on the date the returned Certificate is received by Hartford at the Customer Service Center or its agent and (2) any deductions under the Certificate or by the Portfolios for taxes, charges or fees. In these states, the initial Premium Payment is allocated to the Division investing in the Hartford Money Market Fund during the right to examine period.
                         ALLOCATION OF PREMIUM PAYMENTS


    Upon written request, You may change the premium allocation. Portions allocated to the Investment Divisions must be whole percentages of 5% or more. Subsequent Net Premiums will be allocated among Investment Divisions according to Your most recent instructions, subject to the following. If We receive a premium and Your most recent allocation instructions would violate the 5% requirement, We will allocate the Net Premium among the Investment Divisions according to Your previous premium allocation. If the asset rebalancing option is in effect, premiums will be allocated accordingly until that option is terminated. See "Asset Rebalancing."



    The Owner will receive several different types of notification as to what his or her current premium allocation is. The initial allocation chosen by the Owner on the Enrollment Form is shown in the Certificate. In addition, every transactional confirmation generated after a premium payment is received will show how that premium has been allocated. A Certificate's annual statement will also summarize the current premium allocation in effect for that Certificate.


                          VALUE OF ACCUMULATION UNITS


    The value of Accumulation Units for each Division will vary to reflect the investment experience of the applicable Portfolio and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Division on the preceding Valuation Day by an "Experience Factor" for that Division for the Valuation Period then ended. The Experience Factor for each of the Divisions is equal to the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Portfolio during the current Valuation Period), divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period. You should refer to the Fund prospectuses which accompanies this Prospectus for a description of how the assets of each Portfolio are valued since each determination has a direct bearing on the Accumulation Unit value of the Division and therefore the Investment Value. The Accumulation Unit value is affected by the performance of the underlying Portfolio(s), expenses and deduction of the charges described in this Prospectus.


    The shares of the Portfolio are valued at net asset value on each Valuation Day. A description of the valuation methods used in valuing Portfolio shares may be found in the accompanying prospectuses of the Funds.

                                INVESTMENT VALUE

    The Investment Value under your Certificate at any time prior to the commencement of annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Certificate in each Division by the then current Accumulation Unit values for the applicable Division. You will be advised at least annually of the number of Accumulation Units credited to each Division, the current Accumulation Unit values, and the Investment Value.

                           TRANSFERS AMONG DIVISIONS

AMOUNT AND FREQUENCY OF TRANSFERS


    Upon request and as long as the Certificate is in effect, an Owner may transfer amounts among the Divisions, without charge, up to twelve (12) times per Certificate Year.

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16                                               HARTFORD LIFE INSURANCE COMPANY
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Transfers in excess of twelve (12) per Certificate Year will be subject to a charge of $50 per transfer deducted from the amount of the transfer. Transfer requests must be in writing on a form approved by Hartford or by telephone in accordance with established procedures. The amounts which may be transferred will be limited by Hartford's rules then in effect and the amounts that are transferred must be whole percentages of 5% or more, unless otherwise agreed to by Hartford. Currently, the minimum value of Accumulation Units that may be transferred from one Division to another is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Division. The value of the remaining Accumulation Units in a Division after a transfer must equal at least $500. If, after an ordered transfer, the value of the remaining Accumulation Units in an Division would be less than $500, the entire value will be transferred.


    Currently there are no restrictions on transfers other than those described herein. Hartford reserves the right in the future to impose additional restrictions on transfers.


TRANSFERS TO OR FROM DIVISIONS


    In the event of a transfer from a Division, the number of Accumulation Units credited to the Division from which the transfer is made will be reduced. The reduction will be determined by dividing:

1.  the amount transferred by,

2. the Accumulation Unit value for that Division on the Valuation Day Hartford receives the request for transfer in writing at the Customer Service Center.

    In the event of a transfer to a Division, Hartford will increase the number of Accumulation Units credited thereto. The increase will equal:

1.  the amount transferred divided by,

2. the Accumulation Unit Value for that Division determined on the Valuation Day Hartford receives the request for transfer in writing at the Customer Service Center.

PROCEDURES FOR TELEPHONE TRANSFERS
    Owners may effect telephone transfers in two ways. An Owner may directly contact a customer service representative. Owners may in the future also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the transfer of monies among the Divisions and change of the allocation of future payments. Owners intending to conduct telephone transfers through the VRU will be asked to complete a Telephone Authorization Form.


    Hartford will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a customer service representative accepts any request, the caller will be asked for his or her social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all Owners who request VRU access. The PIN is selected by and known only to the Owner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, all transactions performed over the VRU, as well as with a customer service representative, will be confirmed by Hartford through a written letter. Moreover, all VRU transactions will be assigned a unique confirmation number which will become part of the Certificate's history. Hartford is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.


                               ASSET REBALANCING


    Subject to Hartford's rules then in effect, an Owner may authorize Hartford to automatically reallocate Investment Value periodically in order to maintain a particular percentage allocation among the Divisions as selected by the Owner ("Asset Rebalancing"). The Investment Value held in each Division will increase or decrease in value at different rates during the relevant period. Asset Rebalancing is intended to reallocate Investment Value from those Divisions that have increased in value to those that have decreased in value.



    To elect Asset Rebalancing, a request in writing must be received by Hartford at its Customer Service Center. If Asset Rebalancing is elected, all Investment Value must be included in the automatic reallocation. The percentages selected under Asset Rebalancing will override any prior percentage allocations chosen by the Owner and all future Net Premiums will be allocated accordingly. All transfers made pursuant to Asset Rebalancing on the same day will count as one (1) transfer toward the twelve (12) transfers permitted without charge per coverage year. Once elected, an Owner may instruct Hartford in writing at any time to terminate the option. In addition, any transfer made outside of Asset Rebalancing will terminate the option.



                      DOLLAR COST AVERAGING OPTION PROGRAM



    You may elect to allocate Your Net Premiums among the Divisions pursuant to the dollar cost averaging option program ("DCA Program"). If You choose to participate in the DCA Program, Your Net Premiums will be deposited into the Hartford Money Market Division. Each month, amounts will be withdrawn from that Division and allocated to the other Divisions in accordance with Your allocation instructions. The transfer date will be the monthly anniversary of Your first transfer under Your initial DCA election. The first transfer will commence within five business days after Hartford receives Your initial election, either in a written form satisfactory to Us or by telephone, subject to the telephone transfer procedures described above. Your

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HARTFORD LIFE INSURANCE COMPANY                                               17
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Net Premium will be allocated to the Divisions that You specify, in the proportions that You specify. If, on any transfer date, Your Investment Value allocated to the Hartford Money Market Division is less than the amount You have elected to transfer, Your participation in the DCA program will terminate. Any transfers made in connection with the DCA Program must be whole percentages of 5% or more, unless otherwise agreed to by Hartford. In addition, transfers made under the DCA Program count toward the twelve (12) transfers permitted without charge per coverage year.



    You may cancel Your DCA election by notice, in a written form satisfactory to Us.



    The main objective of the DCA Program is to minimize the impact of short-term price fluctuations. The DCA program allows You to take advantage of market fluctuations. Since the same dollar amount is transferred to other Divisions at set intervals, the DCA Program allows You to purchase more Accumulation Units when prices are low and fewer Accumulation Units when prices are high. Therefore, a lower average cost per Accumulation Unit may be achieved over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. Owners who choose to participate in the DCA Program should have the financial ability to continue making investments through periods of low price levels.



    You cannot make transfers under Asset Rebalancing and participate in the DCA Program at the same time.



                       SURRENDERS AND PARTIAL WITHDRAWALS


    At any time prior to the Annuity Commencement Date, You have the right, subject to the limitations set forth below, to surrender the Certificate or to make partial withdrawals. Surrenders and partial withdrawals are not permitted after annuity payments commence, except that a full surrender is allowed under Option 4 if selected as the annuity payment option. See "Annuity Options."


    FULL SURRENDERS -- At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Option 4), the Owner has the right to terminate the Certificate. In such event, the Surrender Value of the Certificate may be taken in the form of a lump sum cash settlement. The Surrender Value of the Certificate is equal to the Investment Value less any Premium Taxes not previously deducted and any due and unpaid charges. The Surrender Value may be more or less than the amount of the Premium Payments made to a Certificate.


    PARTIAL WITHDRAWALS -- The Owner may make partial withdrawals of Investment Value prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. The minimum amount withdrawn must be at least equal to the minimum amount rules then in effect. The maximum partial withdrawal is equal to the Investment Value less $1,000. Additionally, if the remaining Investment Value following a surrender is less than $1,000 or Hartford's minimum amount rules then in effect, Hartford may terminate the Certificate and pay the Surrender Value.


    Certain plans may have different withdrawal privileges. Hartford may permit the Owner to preauthorize partial withdrawals subject to certain limitations then in effect.


    In requesting a partial withdrawal You should specify the Division(s) from which the partial withdrawal is to be taken. Otherwise, such withdrawal will be effected on a pro rata basis according to the value in each Division under a Certificate. For federal tax purposes, any partial withdrawal will be deemed to be first from earnings, to the extent that they exist, and then from Premium Payments.


    Payment on any request for a surrender or partial withdrawal from the Divisions will be made as soon as possible and in any event no later than seven calendar days after the written request is received by Hartford at its Customer Service Center.


    ANY SURRENDER OR PARTIAL WITHDRAWAL DESCRIBED ABOVE MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE OWNER. THE OWNER, THEREFORE, SHOULD CONSULT A TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. SEE "FEDERAL TAX CONSIDERATIONS."


                           PROCESSING OF TRANSACTIONS


    Generally, transactions initiated by an Owner will be processed only on a Valuation Day. Requests received by Hartford at its Customer Service Center on a Valuation Day before the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) will be processed as of that day, except as otherwise indicated in this Prospectus. Those requests received after the close of the NYSE will be processed as of the next Valuation Day.


                         CHARGES UNDER THE CERTIFICATE


    Certain charges and deductions described below may be reduced for Certificates issued in connection with a specific plan in accordance with Hartford's rules in effect as of the date an Enrollment Form for a Certificate is approved. To qualify for such a reduction, a plan must satisfy certain criteria as to, for example, size of the plan, expected number of participants and anticipated Premium Payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Certificate vary based on such factors as the size of the plan, the purposes

18                                               HARTFORD LIFE INSURANCE COMPANY
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for which Certificates are purchased and certain characteristics for the plan's members. The amount of reduction and the criteria for qualification are related to the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. Hartford may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Separate Account.


                                 SALES EXPENSES

    A sales load of not more than 4.6% of Premium Payments, depending on the plan to which the Certificate was issued, will be deducted for expenses related to the sales and distribution of the Certificate.

                       MORTALITY AND EXPENSE RISK CHARGE


    Although variable annuity payments made under the Certificates will vary in accordance with the investment performance of the underlying Portfolio shares held in the Division(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Certificates because of the expense and mortality undertakings by Hartford.


    For assuming these risks under the Certificates, Hartford will make a daily charge at the rate of 0.65% per annum against all Investment Values held in the Divisions during the life of the Certificate, including the payout period (estimated at up to 45% for mortality and up to 20% for expense).

    The mortality undertaking provided by Hartford under the Certificates, assuming the selection of one of the forms of life Annuities, is to make monthly annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Certificate) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of the Death Benefit under the Certificate.


    The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its General Account to fulfill its Certificate obligations. In that event, a loss will fall on Hartford. Also, in the event of the death of an Annuitant or Owner prior to the commencement of annuity payments Hartford can, in periods of declining value, experience a loss resulting from the assumption of the mortality risk relative to the Death Benefit.


    In providing an expense undertaking, Hartford assumes the risk that the sales loads and the administrative expense charges for maintaining the Certificates prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

                         ADMINISTRATIVE EXPENSE CHARGE

    Hartford will deduct certain fees from Investment Value to reimburse it for expenses relating to the administration and maintenance of the Certificate and for administration of the Separate Account. The Certificate provides for an administrative expense charge of $2.50 to be deducted from Investment Value on the Certificate Date and monthly on the same calendar day as the Certificate Date, or on the last day of any month which has no such calendar day.

    The deduction will be made pro rata according to the value in each Division under a Certificate. There is not necessarily a relationship between the amount of administrative charge imposed on a given Certificate and the amount of expenses that may be attributable to that Certificate; expenses may be more or less than the charge.

    The types of expenses incurred by the Separate Account include, but are not limited to, expenses for issuing the Certificate, sending confirmations, creating and distributing annual and other periodic statements, processing reallocations and surrenders, responding to Owner inquiries, reconciling and depositing cash receipts, daily calculating and monitoring of Accumulation Unit values of the Divisions, Separate Account reporting, including semiannual and annual reports and mailing and tabulation of shareholder proxy solicitations.

    You should refer to the Fund prospectuses for a description of deductions and expenses paid out of the assets of the Portfolios.

                               PREMIUM TAX CHARGE


    A deduction is also made for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. The range of Premium Taxes is currently 0% to 3.5%. Some states assess the tax at the time Premium Payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes to the applicable governmental entity at the time imposed under applicable law and will deduct Premium Taxes at such time.

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HARTFORD LIFE INSURANCE COMPANY                                               19
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                               FEDERAL TAX CHARGE

    We deduct a current charge of 0.43% of each Premium Payment to cover the estimated cost of the federal income tax treatment of the Certificates deferred acquisition costs under Section 848 of the Code. This charge may be increased or decreased to reflect changes in federal tax laws. Hartford includes the federal tax charge as a factor when computing the maximum sales load chargeable under SEC rules.

                                 DEATH BENEFIT

    The Certificates provide that in the event the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant, if the Contingent Annuitant predeceases the Annuitant, or if the Owner dies before the Annuity Commencement Date, the Beneficiary will receive the Death Benefit. If the Owner is a non-natural person, however, a Death Benefit will be payable in the event the Annuitant dies prior to the Annuity Commencement Date.
    If the death of the Annuitant or Owner occurs prior to the Annuitant or Owner attaining age 85, the Death Benefit will be the greater of:

(a) The Investment Value as determined on the date of receipt of due proof of death acceptable to Hartford and received in its Customer Service Center, or

(b) 100% of all Premium Payments made by the Owner under the Certificate, reduced by the amount of any partial withdrawals since the Certificate Date.

    If the Annuitant or Owner had attained age 85 prior to death, the Death Benefit will be equal to the Investment Value.

                            PAYMENT OF DEATH BENEFIT


    The Death Benefit may be taken in a lump sum or under any of the settlement options then offered by Hartford; provided, however, that (a) in the event of the death of any Owner prior to the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after the death of the Owner and (b) in the event of the death of any Owner or Annuitant occurring on or after the Annuity Commencement Date, any remaining interest in the Certificate will be paid at least as rapidly as under the method of distribution in effect at the time of death, except that, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. Notwithstanding the foregoing, in the event of the Owner's death where the sole Beneficiary is the spouse of the Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the Death Benefit, to be treated as the Owner. Only one such spousal election is permitted with respect to any Certificate.



    Notwithstanding any provisions to the contrary, if the Certificate is owned by a corporation or other non-individual, a Death Benefit will be paid upon the death of the Annuitant prior to the Annuity Commencement Date. Such benefit will be payable only as one sum or under the same settlement options and in the same manner as if an individual Owner died on the date of the Annuitant's death.


    When payment is taken in one sum, payment will be made within 7 days after the date due proof of death is received, except that there may be a postponement in the payment of the Death Benefit whenever (a) the NYSE is closed, except for holidays or weekends, or trading on the NYSE is restricted as determined by the SEC, (b) the SEC permits postponement and so orders, or (c) the SEC determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

                                ANNUITY BENEFITS

    You select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Maximum Deferral Age. The Annuity Commencement Date may be changed from time to time, but any change must be at least 30 days prior to the date on which annuity payments are scheduled to begin. The Certificate allows the Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed, nor may a variable allocation be reallocated to the General Account.

                                ANNUITY OPTIONS


    The Certificate contains the four annuity options described below. If You do not elect otherwise, payments in most states will automatically begin at the Maximum Deferral Age under Option 3 (Joint and Last Survivor Annuity).



    Under any of the annuity options excluding Option 4, no surrenders are permitted after annuity payments commence. Only full surrenders are permitted under Option 4.


OPTION 1: LIFE ANNUITY

    An annuity payable monthly during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the largest payment amount of any of the life annuity options since
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20                                               HARTFORD LIFE INSURANCE COMPANY
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there is no guarantee of a minimum number of payments nor a provision for a
Death Benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.

OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN


    An annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


OPTION 3: JOINT AND LAST SURVIVOR ANNUITY

    An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 4: PAYMENTS FOR A DESIGNATED PERIOD


    An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, You may, at any time, surrender the Certificate and receive, within seven days, the Surrender Value of the Certificate as determined by Hartford.



    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


    Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Certificates thus provide no real benefit to an Owner.

    Hartford may offer other annuity options from time to time.

                             ANNUITY UNIT VALUATION


    The value of the Annuity Unit for each Division in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Experience Factor (see "Value of Accumulation Units") for the day for which the value of the Annuity Unit is being calculated and (2) a factor to neutralize the assumed investment rate of 5.00% per annum discussed below.


                        DETERMINATION OF PAYMENT AMOUNT

    When annuity payments are to commence, the Investment Value is determined as the product of the value of Accumulation Units of each Division on that same day and the number of Accumulation Units credited to each Division as of the date the annuity is to commence.


    The Certificate contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Division under a Certificate. The first monthly payment varies according to the form and type of annuity selected. The Certificate contains annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 3% per annum for the fixed annuity and 5% per annum for the variable annuity.


    The total first monthly variable annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Division (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Certificates.

    Fixed annuity payments are determined at annuitization by multiplying the values allocated (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the annuity tables in the Certificate. The annuity payment will remain level for the duration of the annuity.

    The amount of the first monthly variable annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Division no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    THE A.I.R. ASSUMED IN THE TABLES WOULD PRODUCE LEVEL VARIABLE ANNUITY PAYMENTS IF THE INVESTMENT RATE REMAINED CONSTANT. IN FACT, PAYMENTS WILL VARY
UP OR DOWN AS THE
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HARTFORD LIFE INSURANCE COMPANY                                               21
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INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

    The Annuity Unit value used in calculating the amount of the variable annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the annuity payment.

                           FEDERAL TAX CONSIDERATIONS


    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE
CERTIFICATES?


 A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CERTIFICATE DESCRIBED HEREIN.


    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Certificates cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.


 B. TAXATION OF HARTFORD AND
   THE SEPARATE ACCOUNT


    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. See "Value of Accumulation Units." As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.


    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Certificates.

 C. TAXATION OF ANNUITIES -- GENERAL
   PROVISIONS AFFECTING PURCHASERS OTHER
   THAN QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.


    Section 72 contains provisions for Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Certificate is currently includable in the gross income of a non-natural person unless the non-natural person holds the Certificate as an agent for a natural person. There is an exception from current inclusion for certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.


    If the Owner is not an individual, the primary Annuitant shall be treated as the Owner for purposes of making distributions which are required to be made upon the death of the Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Owner.

 2. OTHER OWNERS (NATURAL PERSONS)

    An Owner is not taxed on increases in the value of the Certificate until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Certificate) or as Annuity payments under the settlement option elected.

    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Certificates obtained in a tax-free exchange for other annuity contract or life insurance contract which were purchased prior to August 14, 1982.

    A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.


 i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.



 ii. To the extent that the value of the Certificate (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."



 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any

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22                                               HARTFORD LIFE INSURANCE COMPANY
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    aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Certificate does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."


 iv. The receipt of any amount as a loan under the Certificate or the assignment or pledge of any portion of the value of the Certificate shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Certificate, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

    B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.


    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").


 i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.


 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).


    C. AGGREGATION OF TWO OR MORE ANNUITY CERTIFICATES.

    Certificates issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Owner within the same calendar year (other than certain contract held in connection with a tax-qualified retirement arrangement) will be treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the contract and the investment in the contract will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such contract is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

    D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

 i. If any amount is received or deemed received on the Certificate (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):


    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.


    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.


    3.  Distributions attributable to a recipient's becoming disabled.



    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).



    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).



    E.SPECIAL PROVISIONS AFFECTING CERTIFICATES OBTAINED THROUGH A TAX-FREE
      EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CERTIFICATES PURCHASED PRIOR TO AUGUST 14, 1982.

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HARTFORD LIFE INSURANCE COMPANY                                               23
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    If the Certificate was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Certificate) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange contracts are generally subject to the rules described in this subparagraph 3.


    F. REQUIRED DISTRIBUTIONS.

 i. Death of Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Owner dies before the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after such death; and

    3. If the Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Certificate shall be treated as the Owner, and any change in the primary annuitant shall be treated as the death of the Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Certificate.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of an Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

 iii. Spouse Beneficiary
    If any portion of the interest of an Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Owner of such portion for purposes of section i. above.

 3. DIVERSIFICATION REQUIREMENTS.

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Certificate is not treated as an annuity contract, the Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.


    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The

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24                                               HARTFORD LIFE INSURANCE COMPANY
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IRS has ruled that incidents of ownership by the Owner, such as the ability to select and control investments in a separate account, will cause the Owner to be treated as the owner of the assets for tax purposes.



    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether an Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the Certificates, as necessary, to prevent Owners from being considered the owners of the assets in the separate accounts.


 D. FEDERAL INCOME TAX WITHHOLDING

    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

 1. NON-PERIODIC DISTRIBUTIONS.

    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

 2. PERIODIC DISTRIBUTIONS.

    A period distribution is a distribution payable over a period greater than one year. The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

 E. ANNUITY PURCHASES BY NONRESIDENT
   ALIENS AND FOREIGN CORPORATIONS


    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.


                                GENERAL MATTERS

                            ADDITIONS, DELETIONS OR
                          SUBSTITUTIONS OF INVESTMENTS


    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Divisions which fund the Group Annuity. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Group Annuity, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Group Annuity. No substitution of securities will take place without notice to and consent of Owners and without prior approval of the SEC to the extent required by the Investment Company Act of 1940. Subject to Owner approval, if required, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor which may fund the Group Annuity.


                                   ASSIGNMENT


    Benefits under a Certificate described herein are assignable by the Owner only if Hartford agrees. An assignment of a Certificate may subject the assignment proceeds to income taxes and certain penalty taxes. See "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Plans."

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HARTFORD LIFE INSURANCE COMPANY                                               25
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                                  MODIFICATION

    Hartford reserves the right to modify the Certificate, but only if such modification (i) is necessary to make the Certificate or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued tax advantages for the Certificate under the Code or other federal or state laws; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Division(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification, Hartford will provide notice to the Owner or to the payee(s) during the annuity period. Hartford may also make appropriate endorsement in the Certificate to reflect such modification.

                              MISSTATEMENT OF AGE

    If the age of the Annuitant has been misstated, the amount of the annuity payable by Hartford will be that provided by that portion of the amounts allocated to effect such annuity on the basis of the corrected information without changing the date of the first payment of such annuity. Any underpayments by Hartford shall be made up immediately and any overpayments shall be charged against future amounts becoming payable.

                               DELAY OF PAYMENTS

    There may be postponement of a surrender payment or Death Benefit whenever
(a) the NYSE is closed, except for holidays or weekends, or trading on the NYSE is restricted as determined by the SEC; (b) the SEC permits postponement and so orders; or (c) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practicable.

                                 VOTING RIGHTS


    Hartford will notify You of any Portfolio shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will also send proxy materials and a form of instruction by means of which You can instruct Hartford with respect to the voting of the Portfolio shares held for your account.



    In connection with the voting of Portfolio shares held by it, Hartford will arrange for the handling and tallying of voting instructions received from Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Portfolio shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Portfolio shares held by it in accordance with the instructions received from the Owners for whose accounts the Portfolio shares are held. If an Owner desires to attend any meeting at which shares held for the Owner's benefit may be voted, the Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Portfolio shares held for such Owner's account. In the event that the Owner gives no instructions or leaves the manner of voting discretionary, Hartford will vote such shares of the appropriate Portfolio in the same proportion as shares of that Portfolio for which instructions have been received. During the annuity period under a Certificate the number of votes will decrease as the assets held to fund annuity benefits decrease.


                               EXPERIENCE CREDIT

    The Certificates issued under a corporate-sponsored plan may be eligible for experience credits due to administrative savings. The amount of any experience credit may be paid in cash or applied to and used to increase Investment Value.

                       DISTRIBUTION OF THE GROUP ANNUITY

    The Group Annuity will be sold by insurance and variable annuity agents of Hartford who are either registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), a wholly-owned broker-dealer subsidiary of Hartford, or of independent broker-dealers. These broker-dealers are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are members of the National Association of Securities Dealers, Inc.

    Commissions will be paid by Hartford and will not be more than 4.6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit, service fees, asset-based trail commissions, or other compensation.

    Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rule or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.


    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

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26                                               HARTFORD LIFE INSURANCE COMPANY
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                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS


    The assets of the Separate Account are held by Hartford and are kept physically segregated and held separate and apart from the other accounts of Hartford. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of Hartford.


                               LEGAL PROCEEDINGS

    There are no material legal proceedings pending to which the Separate Account is a party.


                                   YEAR 2000



    The Year 2000 issue relates to the ability or inability of computer systems to properly process information and data containing or related to dates beginning with the year 2000 and beyond. The Year 2000 issue exists because, historically, many computer systems that are in use today were developed years ago when a year was identified using a two-digit field rather than a four-digit field. As information and data containing or related to the century date are introduced to computer hardware, software and other systems, date sensitive systems may recognize the year 2000 as 1900, or not at all, which may result in computer systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that occur with third parties with which a company does business, such as suppliers, computer vendors and others, may also adversely affect any given company.



    As an insurance and financial services company, Hartford has thousands of individual and business customers that have purchased or invested in insurance policies, annuities, mutual funds and other financial products. Nearly all of these policies and products contain date sensitive data, such as policy expiration dates, birth dates, premium payments dates and the like. In addition, Hartford has business relationships with numerous third parties that affect virtually all aspects of its business, including, without limitation, suppliers, computer hardware and software vendors, insurance agents and brokers, securities broker-dealers and other distributors of financial products.



    Beginning in 1990, Hartford began working on making its computer systems Year 2000 ready, either by installing new programs or by replacing systems. In January 1998, Hartford commenced a company-wide program to further identify, assess and remediate the impact of Year 2000 problems in all of Hartford's business segments. Hartford currently anticipates that this internal program will be substantially completed by the end of 1998, and testing of computer systems will continue through 1999.



    In addition, as part of its Year 2000 program, Hartford is identifying third parties with which it has significant business relations in order to attempt to assess any potential impact on Hartford as a result of such third-party Year 2000 issues and remediation plans. Hartford currently anticipates that it will substantially complete this evaluation by the end of 1998, and will conduct systems testing with certain third parties through 1999. Hartford does not have control over these third parties and, as a result, Hartford cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to successfully address their Year 2000 issues. Hartford will continue to assess Year 2000 risk exposures related to its own operations and its third-party relationships and is in the process of developing contingency plans.



    The costs of addressing the Year 2000 issue that have been incurred through the six months ended June 30, 1998 have not been material to Hartford's financial condition or results of operations. Hartford will continue to incur costs related to its Year 2000 efforts and does not anticipate that the costs to be incurred will be material to its financial condition or results of operations.


                                 LEGAL COUNSEL

    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel and Secretary, Hartford Life, P.O. Box 2999, Hartford, Connecticut 06104-2999.

                                    EXPERTS

    The audited financial statements and financial statement schedules included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:

    International Corporate Marketing Group
    Attn: Group Annuity Operations
    100 Campus Drive, Suite 250
    Florham Park, NJ 07932
    Telephone: 800-861-1408
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HARTFORD LIFE INSURANCE COMPANY                                               27
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                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION

 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..........................
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF CONTRACTS...............................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

To obtain a Statement of Additional Information, please complete this form and mail to:


    International Corporate Marketing Group
    Attn: Group Annuity Operations
    100 Campus Drive, Suite 250
    Florham Park, NJ 07932


Please send a Statement of Additional Information for OmniFlex-TM- funded by ICMG Secular Trust Separate Account to me at the following address:


Name
--------------------------------------------------------------------------------

Street
--------------------------------------------------------------------------------

City/State
------------------------------------------------  Zip Code
--------------------------------------

                                       PART B

                        STATEMENT OF ADDITIONAL INFORMATION

                         HARTFORD LIFE INSURANCE COMPANY -
                        ICMG SECULAR TRUST SEPARATE ACCOUNT

                             OMNIFLEX VARIABLE ANNUITY





This Statement of Additional Information is not a Prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to International Corporate Marketing Group, Attn: Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932.




Date of Prospectus: May 1, 1999

Date of Statement of Additional Information:  May 1, 1999

                               TABLE OF CONTENTS


SECTION                                                     PAGE
-------                                                     ----
DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY ............

SAFEKEEPING OF ASSETS .....................................

INDEPENDENT PUBLIC ACCOUNTANTS ............................

DISTRIBUTION OF CERTIFICATES ..............................

CALCULATION OF YIELD AND RETURN ...........................

PERFORMANCE COMPARISONS ...................................

FINANCIAL STATEMENTS ......................................

                   DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was
subsequently redomiciled to Connecticut.   Its offices are located in Simsbury,
Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



                                  HARTFORD RATINGS



                                EFFECTIVE
RATING AGENCY                DATE OF RATING  RATING      BASIS OF RATING
-------------                --------------  ------      ---------------

A.M. Best and Company, Inc.      9/9/97        A+    Financial soundness and
                                                     operating performance.
Standard & Poor's               1/23/98       AA     Insurer Financial Strength
Duff & Phelps                   1/23/98       AA+    Claims paying ability


                               SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Divisions.


                           INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements and financial statement schedules included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                            DISTRIBUTION OF CERTIFICATES

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the securities issued with respect to the Separate Account. HESCO is a wholly-owned subsidiary of Hartford. The securities will be sold by insurance and Variable Annuity agents of Hartford who are registered representatives of HESCO or independent broker-dealers. These broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

The offering of the Separate Account Certificates is continuous.

                       CALCULATION OF YIELD AND RETURN


YIELD OF THE HARTFORD MONEY MARKET DIVISION. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the Hartford Money Market Division for a seven day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying Funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.


The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

     Effective Yield = [(Base Period Return + 1) (365/7)] - 1


THE HARTFORD MONEY MARKET DIVISION'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE DIVISION. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.

The yield and effective yield for the seven day period ending December 31, 1997 for the Hartford Money Market Division was as follows ($30 Annual Maintenance
Fee):


DIVISIONS                                YIELD             EFFECTIVE YIELD
Hartford Money Market*                   4.70%                  4.82%



* Yield and effective yield for the seven day period ending December 31, 1997.

YIELDS OF HARTFORD BOND AND LIMITED MATURITY BOND DIVISIONS.
As summarized in the Prospectus under the heading "Performance Related Information," yields of the above Divisions will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the Division level for the respective period.
The Divisions' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Divisions' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.



THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.



Yield calculations of the Divisions used for illustration purposes reflect the interest earned by the Divisions, less applicable asset charges assessed against an Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:



Example:



Current Yield Formula for the Division  2[((A-B)/(CD) + 1)(6) - 1]



Where     A = Dividends and interest earned during the period.
          B = Expenses accrued for the period (net of reimbursements).
          C = The average daily number of units outstanding during the period that were entitled to receive dividends.
          D = The maximum offering price per unit on the last day of the period.



DIVISIONS                                                          YIELD
---------                                                          -----

Hartford Bond**                                               5.65%

NB AMT Limited Maturity Bond**                                5.15%



**  Yield quotation based on a 30 day period ended December 31, 1997.



At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.



The method of calculating yields described above for these Divisions differs from the method used by the Divisions prior to May 1, 1988. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Divisions on the last trading day of the period calculated.


CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Division over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Division has not been in existence for at least ten years.


The following are the standardized average annual total return quotations for the Divisions for the 1, 5, and 10 year periods ended December 31, 1997:



     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1997



                                                           10 YEAR OR SINCE
DIVISIONS        INCEPTION DATE   1 YEAR       5 YEAR         INCEPTION*
---------        --------------   ------       ------      ----------------
 Hartford           8/31/77        1.89%        2.79%        4.95%
 Bond Division
 Hartford            4/2/84       12.20%       14.28%       16.35%
 Capital
 Appreciation
 Division
 Hartford            6/30/80       -3.70%       -.30%         1.66%
 Money Market
 Division
 NB AMT              3/22/94       20.48%         na         18.63%
 Partners
 Division
 NB AMT              2/28/89        9.50%        5.27%        7.33%
 Balanced
 Division
 NB AMT              9/10/84       -2.37%        .75%        3.13%
 Limited Maturity
 Bond Division
 Fidelity VIP        10/9/86       17.53%       15.49%       13.17%
 Equity-Income
 Division
 Fidelity VIP        9/19/85        7.79%        9.22%        8.98%
 High Income
 Division
 Fidelity VIP II      9/6/89        9.23%        7.91%        8.56%
 Asset Manager
 Division

 Alger American        9/21/88        1.85%        7.86%        16.07%
 Small Cap
 Division
 Alger American         1/9/89       15.39%       14.61%       15.89%
 Growth Division
 J.P. Morgan            1/3/95         .06%          na         3.70%
 Bond Division
 J.P. Morgan            1/3/95       -9.00%          na         2.67%
 Equity Division
 J.P. Morgan            1/3/95       12.20%          na        19.91%
 Small Company
 Division
 J.P. Morgan            1/3/95       17.03%          na        21.70%
 International
 Opportunities
 Division
 MSDWUF Fixed           1/2/97         na            na          .58%
 Income Division
 MSDWUF High            1/2/97         na            na         3.93%
 Yield Division
 MSDWUF Equity          1/2/97         na            na        22.12%
 Growth Division
 MSDWUF Value           1/2/97         na            na        10.96%
 Division
 MSDWUF Global          1/2/97         na            na        10.04%
 Equity Division
 MSDWUF Emerging       10/1/96       -8.03%          na       -11.02%
 Markets Equity
 Division



*Figures represent performance since inception for Divisions in existence for less than 10 years, or performance for 10 years for Divisions in existence for more than 10 years.



In addition to the standardized total return, the Division may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Division is higher than standardized total return for a Division.

For the fiscal year ended December 31, 1997, the non-standardized annualized total return for the Divisions listed below were as follows:

NON-STANDARDIZED ANNUALIZED TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1997



                                                                   10 YEAR OR SINCE
DIVISIONS                INCEPTION DATE   1 YEAR       5 YEAR         INCEPTION*
---------                --------------   ------       ------      ----------------
 Hartford                    8/31/77       10.63%       6.96%        8.10%
 Bond Division
 Hartford                     4/2/84       21.55%       18.18%       18.83%
 Capital
 Appreciation Division
 Hartford Money              6/30/80        4.63%        3.94%        5.04%
 Market Division
 NB AMT Partners             3/22/94       30.40%         na         23.36%
 Division
 NB AMT Balanced             2/28/89       18.68%       9.49%        10.48%
 Division
 NB AMT Limited              9/10/84       6.05%        4.94%        6.38%
 Maturity Bond
 Division
 Fidelity VIP Equity-        10/9/86       27.27%       19.38%       15.97%
 Income Division
 Fidelity VIP High           9/19/85       16.90%       13.18%       12.08
 Income Division
 Fidelity VIP II Asset        9/6/89       19.87%       12.25%       12.00%
 Manager Division
 Alger American              9/21/88       10.67%       11.92%       18.44%
 Small Cap Division
 Alger American               1/9/89       24.93%       18.51%       18.64%
 Growth Division
 J.P. Morgan Bond             1/3/95       8.67%          na         8.59%
 Division
 J.P. Morgan Equity           1/3/95       26.68%         na         26.64%
 Division
 J.P. Morgan Small            1/3/95       21.71%         na         24.86%
 Company Division
 J.P. Morgan                  1/3/95       -1.18%         na         7.46%
 International
 Opportunities Division
 MSDWUF Fixed Income          1/2/97         na           na         9.22%
 Division
 MSDWUF High Yield            1/2/97         na           na         12.79%
 Division
 MSDWUF Equity Growth         1/2/97         na           na         32.19%
 Division
 MSDWUF Value Division        1/2/97         na           na         20.20%
 MSDWUF Global Equity         1/2/97         na           na         19.26%
 Division
 MSDWUF Emerging             10/1/96         na           na         -2.69%
 Markets Equity
 Division



*Figures represent performance since inception for Divisions in existence for less than 10 years, or performance for 10 years for Divisions in existence for more than 10 years.

                              PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. The total return and yield may also be used to compare the performance of the Divisions against certain widely acknowledged outside standards or indices for stock and bond market performance. Index performance is not representative of the performance of the Division to which it is compared and is not adjusted for commissions and other costs. Portfolio holdings of the Division will differ from those of the index to which it is compared. Performance comparison indices include the following:

The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

The Dow Jones Industrial Average is an unmanaged list of 30 common stocks frequently used as a general measure of stock market performance. Its performance figures reflect changes of market prices and reinvestment of all distributions.

Lehman Brothers Corporate Bond Index is an unmanaged list of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities. The average quality of bonds included in the index may be higher than the average quality of those bonds in which High Yield Fund customarily invests. The index does not include bonds in certain of the lower rating classifications in which the Fund may invest. The performance figures of the index reflect changes in market prices and reinvestment of all interest payments.

The Lehman Brothers Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Lehman Brothers Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index does not include bonds in certain of the lower-rating classifications in which High Yield Fund invests. Its performance figures reflect changes in market prices and reinvestment of all interest payments.

Morgan Stanley Capital International World Index is an unmanaged list of approximately 1,450 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. The securities in the index change over time to maintain representativeness.

The NASDAQ-OTC Industrial Average (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded. Its performance figures reflect changes of market prices but do not reflect reinvestment of cash dividends.

Salomon Brothers Long-Term High-Grade Corporate Bond Index is an unmanaged list of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as general measure of the performance of fixed-income securities. The average quality of bonds included in the index may be higher than the average quality of those bonds in which a Fund may customarily invests. The index does not include bonds in certain of the lower rating classifications in which the Fund may invest. Performance figures for the index reflect changes of market prices and reinvestment of all distributions.

The Salomon Brothers 7-10 Year Government Bond Index is an unmanaged list of U.S. Government and government agency securities with maturities of 7 to 10 years. Performance figures for the index reflect changes of market prices and reinvestment of all interest payments.


The Standard & Poor's Composite Index of 500 stocks (the "S&P 500") a market value-weighted and unmanaged index showing changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE. Its performance figures reflect changes of market prices and reinvestment of all regular cash dividends.


The Standard & Poor's 40 Utilities Index is unmanaged list of 40 utility stocks. The Index assumes reinvestment of all distributions and reflects changes in market prices but does not take into account brokerage commissions or other fees.

The manner in which total return and yield will be calculated for public use is described above.

                                          PART C

                                    OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          (a) All financial statements are included in Part A and Part B of the Registration Statement.

          (b)    (1) The resolution of the Board of Directors of Hartford Life
                     Insurance Company ("Hartford") authorizing the Separate Account (1)

                 (2) Not applicable.

                 (3) (a) Principal Underwriting Agreement (2)

                 (3) (b) Form of Dealer Agreement (2)

                 (4) Group Flexible Premium Deferred Variable Annuity Contract
                     and Certificate (1)

                 (5) Form of Application (1)

                 (6) (a) Articles of Incorporation of Hartford. (3)

                     (b) Bylaws of Hartford. (1)

                 (7) Not applicable.

                 (8) Form of Participation Agreement between the Registrant and the underlying Funds (1)

                 (9) Opinion and Consent of Lynda Godkin, Senior Vice President,
                     General Counsel, Corporate Secretary.


--------------------

     (1) Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 33-59069, dated October 30, 1995.

     (2) Incorporated by reference to Post-Effective Amendment No. 1, to the Registration Statement File No. 33-59069, dated May 1, 1996.

     (3) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-59069, filed on April 15, 1997.

         (10) Consent of Arthur Andersen LLP, Independent Public Accountants to be filed by Amendment.

         (11)    No financial statements are omitted.

         (12)    Not applicable.

         (13)    Not applicable.

         (14)    Not applicable.

         (15)    Copy of Power of Attorney.

         (16)    Organizational Chart.


Item 25.  Directors and Officers of the Depositor


------------------------------------------------------------------------------
 NAME                        POSITION WITH HARTFORD
------------------------------------------------------------------------------
 Dong H. Ahn                 Vice President
------------------------------------------------------------------------------
 Wendell J. Bossen           Vice President
------------------------------------------------------------------------------
 Gregory A. Boyko            Senior Vice President, Director*
------------------------------------------------------------------------------
 Peter W. Cummins            Senior Vice President
------------------------------------------------------------------------------
 Ann M. de Raismes           Senior Vice President
------------------------------------------------------------------------------
 Timothy M. Fitch            Vice President and Actuary
------------------------------------------------------------------------------
 David T. Foy                Vice President
------------------------------------------------------------------------------
 Bruce D. Gardner            Vice President
------------------------------------------------------------------------------
 J. Richard Garrett          Vice President and Assistant Treasurer
------------------------------------------------------------------------------
 William A. Godfrey, III     Senior Vice President
------------------------------------------------------------------------------
 Lynda Godkin                Senior Vice President, General Counsel and
                             Corporate Secretary, Director*
------------------------------------------------------------------------------
 Lois W. Grady               Vice President
------------------------------------------------------------------------------
 Christopher Graham          Vice President
------------------------------------------------------------------------------
 Mark E. Hunt                Vice President
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 NAME                        POSITION WITH HARTFORD
------------------------------------------------------------------------------
 Stephen T. Joyce            Vice President
------------------------------------------------------------------------------
 Michael D. Keeler           Vice President
------------------------------------------------------------------------------
 Robert A. Kerzner           Senior Vice President
------------------------------------------------------------------------------
 David N. Levenson           Vice President
------------------------------------------------------------------------------
 Steven M. Maher             Vice President and Actuary
------------------------------------------------------------------------------
 William B. Malchodi, Jr.    Vice President
------------------------------------------------------------------------------
 Raymond J. Marra            Vice President
------------------------------------------------------------------------------
 Thomas M. Marra             Executive Vice President and Director, Individual
                             Life and Annuity Division, Director*
------------------------------------------------------------------------------
 Robert F. Nolan, Jr.        Senior Vice President
------------------------------------------------------------------------------
 Joseph J. Noto              Vice President
------------------------------------------------------------------------------
 C. Michael O'Halloran       Vice President
------------------------------------------------------------------------------
 Daniel E. O'Sullivan        Vice President
------------------------------------------------------------------------------
 Craig R. Raymond            Senior Vice President and Chief Actuary
------------------------------------------------------------------------------
 Marry P. Robinson           Vice President
------------------------------------------------------------------------------
 Donald A. Salama            Vice President
------------------------------------------------------------------------------
 Timothy P. Schiltz          Vice President
------------------------------------------------------------------------------
 Lowndes A. Smith            President and Chief Executive Officer, Director*
------------------------------------------------------------------------------
 Keith A. Stevenson          Vice President
------------------------------------------------------------------------------
 Edward A. Sweeney           Vice President
------------------------------------------------------------------------------
 Judith V. Tilbor            Vice President
------------------------------------------------------------------------------
 Raymond P. Welnicki         Senior Vice President and Director, Employee
                             Benefit Division, Director*
------------------------------------------------------------------------------
 Walter C. Welsh             Senior Vice President
------------------------------------------------------------------------------
 Lizabeth H. Zlatkus         Senior Vice President, Director*
------------------------------------------------------------------------------
 David M. Znamierowski       Senior Vice President, Director*
------------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

          Filed herewith as Exhibit 16.

Item 27.  Number of Contract Owners

          As of ___________, 1999, there have been no contracts issued by the Registrant.

Item 28.  Indemnification.

          Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.


          The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.


          The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.


          Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify a only a director that was successful on the merits in a suit, under Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a directors or officers of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriters

          (a) HESCO acts as principal underwriter for the following investment companies:

                 Hartford Life Insurance Company - ICMG Secular Trust Separate Account
                 Hartford Life Insurance Company - Separate Account VL II Hartford Life Insurance Company - Separate Account VL I Hartford Life and Annuity Insurance Company - Separate Account VL II
                 Hartford Life and Annuity Insurance Company - Separate Account VL I
                 Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

          (b)    Directors and Officers of HESCO




                     Name and Principal               Positions and Offices
                      Business Address*                  With Underwriter
                     ------------------               ---------------------
                     Lowndes A. Smith             President and Chief Executive
                                                  Officer, Director
                     Thomas M. Marra              Executive Vice President, Director
                     Peter W. Cummins             Senior Vice President, Director

                     Donald E. Waggaman, Jr.      Treasurer
                     Lynda Godkin                 Senior Vice President, General
                                                  Counsel and Corporate Secretary
                     George R. Jay                Controller
                     J. Richard Garrett           Vice President
                     Donald A. Salama             Vice President

                 Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

      Item 30.   Location of Accounts and Records

                 All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

      Item 31.   Management Services

                 All management contracts are discussed in Part A and Part B of this Registration Statement.

      Item 32.   Undertakings

          (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the Variable Annuity Contracts may be accepted.

          (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          (d) Hartford hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

          The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                     SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 22nd day of January, 1999.



HARTFORD LIFE INSURANCE COMPANY -
ICMG SECULAR TRUST SEPARATE ACCOUNT
       (Registrant)


*By: Thomas M. Marra
    ---------------------------------------
    Executive Vice President

HARTFORD LIFE INSURANCE COMPANY              *By: /s/ Marianne O'Doherty
           (Depositor)                           --------------------------
                                                 Marianne O'Doherty
                                                 Attorney-in-Fact
*By: Thomas M. Marra
    ----------------------------------------
     Thomas M. Marra, Executive Vice President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the date indicated.



Gregory A. Boyko, Senior Vice President,
    Director*
Lynda Godkin, Senior Vice President,
    General Counsel, and Corporate
    Secretary, Director*
Thomas M. Marra, Executive Vice                   *By: /s/ Marianne O'Doherty
    President, Director*                               ------------------------
Lowndes A. Smith, President,                               Marianne O'Doherty
    Chief Executive Officer, Director*                     Attorney-In-Fact
Raymond P. Welnicki, Senior Vice
    President, Director*                           Dated: January 22, 1999
Lizabeth H. Zlatkus, Senior Vice President,
    Director*
David M. Znamierowski, Senior Vice President,
    Director

                                   EXHIBIT INDEX


(9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary


(15)      Copy of Power of Attorney

(16)      Organizational Chart